Stock Options Plan	6 Months Ended
Jun. 30, 2021
Stock Options Plan
Stock Options Plan

Note 4 – Stock options plan

On June 20, 2021, the Parent Company awarded 7,534,843 and 180,000 options to purchase the Parent Company’s common stock to the Company’s employees and service providers, respectively, at an exercise price of US$ 0.32 and 0.01 per option respectively. 5,729,579 of these options from the total awarded options were vested upon grant and the vesting period of the rest of options ranges between 1-5 years and period expires between 3-10 years from the vesting date. The grant was approved following the adoption of the 2020 incentive stock plan (hereinafter: the “Plan”) by the Board of Directors of the Parent Company on December 23, 2020 and the adoption of the sub plan (the “Israeli appendix”) on April 29, 2021. The Group recorded in the statement of operations an expense of US$ 1,022,569 during the six-month and three-month periods ended June 30, 2021. The stock-based compensation expenses were recognized in the statements of operations as follows; US$ 179 thousands were recorded as research and development expenses, US$ 470 thousands were recorded as marketing expenses and US$ 373 thousands were recorded as general and administrative expenses.

The following table sets forth information about the weighted-average fair value of options granted to employees and service providers during the six month period ended June 30, 2021, using the Black Scholes-Merton option-pricing model and the weighted-average assumptions used for such grants:

For the six months period
ended June 30, 2021
Dividend yields (Note 4A)	0.0%
Share price (in U.S. dollar) (Note 4B)	0.26
Expected volatility (Note 4C)	82.77%-142.57%
Risk-free interest rates (Note 4D)	0.18%-1.7%
Expected life (in years)	1.5-14.79

A.	The Group used 0% as its expected dividend yield.

B.	The Parent-Company common stocks are listed on the Over the Counter (“OTC”). However, the Group considers its share price as it is traded on OTC, as not to be an appropriate representation of fair value, since it is not traded on an active market. The Group determined that the market is inactive due to a low number of transactions of the Parent Company's stock, stale or non-current price quotes and price quotes that vary substantially either over time or among market makers. Consequently, the price of the Parent-Company’s common stock has been determined based on the April 2021 Private placement unit of common stock and Warrants at a per unit exercise price of $0.64. In order to evaluate the price per share, the Warrant value has been deducted from the total unit price

C.	As the Company is at its early stage of operation, there is not sufficient historical volatility for the expected term of the stock options. Therefore, the Group uses an average historical share price volatility based on an analysis of reported data for a peer group of comparable publicly traded companies which were selected based upon industry similarities.

D.	The Group determined the risk-free interest rate by using a weighted-average equivalent to the expected term based on the U.S. Treasury yield curve in effect as of the date of grant.